EXHIBIT 10.61

                              AMENDED AND RESTATED
                   INVENTORY AND EQUIPMENT SECURITY AGREEMENT
                   SUPPLEMENT TO ACCOUNTS FINANCING AGREEMENT
                              [SECURITY AGREEMENT]



Congress Financial Corporation (Southwest)
1201 Main Street
Dallas, Texas 75202

Gentlemen:

         This Amended and Restated Inventory and Equipment Security Agreement, dated as of June 1, 1997 (as so amended and restated, and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated, confirmed or replaced, this "Supplement"), amends and restates the terms of the Inventory and Equipment Security Agreement, dated August 2, 1990, between Farah U.S.A. and you and is a supplement to the Amended and Restated Accounts Financing Agreement [Security Agreement] among you, Farah U.S.A., Inc., Value Clothing Company, Inc. and Farah Manufacturing (U.K.) Limited of even date herewith (the "Agreement"). This Supplement is (a) hereby incorporated into the Agreement, (b) made a part thereof and (c) subject to the terms, conditions, covenants and warranties thereof. All terms (including capitalized terms) used herein shall have the meanings ascribed to them respectively in the Agreement, unless otherwise defined in this Supplement.

Section 1.  ADDITIONAL SECURITY INTEREST.

         As additional security for the prompt performance, observance and payment in full of all Obligations, we hereby grant to you a continuing security interest in, a lien upon, and a right of setoff against, and we hereby assign, transfer, pledge and set over to you the following (which is and shall be deemed part of the Collateral as defined and used in the Agreement):

         1.1. All raw materials, work in process, finished goods, and all other inventory of whatsoever kind or nature, wherever located, whether now owned or hereafter existing or acquired by us ("Inventory"), including without limitation, all wrapping, packaging, advertising, shipping materials, and all other goods consumed in our business, all labels and other devices, names or marks affixed or to be affixed thereto for purposes of selling or of identifying the same or the seller or manufacturer thereof and all of our right, title and interest therein and thereto;

         1.2.  All  equipment,   machinery,  computers  and  computer  hardware,
vehicles, tools, dies, jigs, furniture, trade fixtures and fixtures; all attachments, accessions and property now or hereafter affixed thereto or used in connection therewith, substitutions and replacements thereof, wherever located, whether now owned or hereafter acquired by us ("Equipment");

         1.3. All books, records, documents, other property and general intangibles at any time relating to the Inventory and the Equipment; and

         1.4. All products and proceeds of the foregoing, in any form, including, without litigation, insurance proceeds and any claims against third parties for loss or damage to or destruction of any or all of the foregoing.

Section 2.  ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS.

         We hereby represent, warrant and covenant to you the following (which shall survive the execution and delivery of this Supplement), the truth and accuracy of which, and compliance with, being a continuing condition of the making of loans by you under the Agreement or any other supplement thereto:

         2.1. We are and shall be, with respect to the Equipment, the owner of such Equipment free from any lien, security interest, claim and encumbrance of any kind, except in your favor, as and to the extent permitted in Section 2.6 of the Covenant Supplement, and as set forth on Exhibit A if any, annexed hereto and made a part hereof..

         2.2. The only locations of any Collateral are those addresses listed on Exhibit B annexed hereto and made a part hereof. Schedule B sets forth the owner and/or operator of the premises at such addresses for all locations which we do not own and operate and all mortgages, if any, with respect to the premises. We shall not remove any Collateral from such locations, without your prior written consent, except for sales of Inventory in the ordinary course of our business and equipment with an appraised liquidation value of up to $15,000 as to any one item and $75,000 in the aggregate for all items, which may be removed from such locations in the ordinary course of our business.

         2.3. We shall at all times maintain, with financially sound and reputable insurers, casualty and hazard insurance with respect to the Collateral for not less than its full market value and against all risks to which it may be exposed except to the extent we are presently self insured for losses up to $250,000. All such insurance policies shall be in such form, substance, amounts and coverage as may be satisfactory to you and shall provide for 30 days' minimum prior cancellation notice in writing to you. You may act as attorney for us in obtaining, adjusting, settling, amending and canceling such insurance. We shall promptly (a) obtain endorsements to all existing and future insurance policies with respect to the Collateral specifying that the proceeds of such insurance shall be payable to you and us as our interests may appear and further specifying that you shall be paid regardless of any act, omission or breach of warranty by us, (b) deliver to you an original executed copy of, or executed certificate of the insurance carrier with respect to, such endorsement and, at your request, the original or a certified duplicate copy of the underlying insurance policy, and (c) deliver to you such other evidence which is satisfactory to you of compliance with the provisions hereof.

         2.4. We shall promptly notify you in writing of the details of any material loss, damage, investigation, action, suit, proceeding or claim relating to the Collateral or which would result in any material adverse change in our business, properties, assets, goodwill or condition, financial or otherwise.

         2.5. At your option, you may apply any insurance monies received at any time to the cost of repairs to or replacement for the Inventory and/or Equipment and/or to payment of any of the Obligations, whether or not due, in any order and in such manner as you in your sole discretion may determine.

         2.6. Upon your request (on or after the occurrence of an Event of Default, at any time and from time to time, but in no event prior to the occurrence of an Event of Default, more than once in any twelve (12) consecutive month period), we shall, at our sole cost and expense, execute and deliver to you written reports or appraisals as to the inventory and Equipment listing all items and categories thereof, describing the condition of same and setting forth the value thereof (the lower of cost and market value of the Inventory and the lower of net cost less depreciation, fair market value and/or liquidation value of the Equipment), in such form as is satisfactory to you.

         2.7. We shall, at our own expense, keep the Equipment in good order, repair, running and marketable condition, ordinary wear and tear excepted and except for Equipment which is not used or useful in our business as of the date hereof.

         2.8. We shall (a) use, store and maintain the Inventory and the Equipment with all reasonable care and caution, and (b) use the Inventory and Equipment for lawful purposes only and in conformity with applicable laws, ordinances and regulations.

         2.9.  All  Inventory   shall  be  produced  in   accordance   with  the
requirements of the Federal Fair Labor Standards Act of 1938, as amended and all rules, regulations and orders related thereto.

         2.10. The Inventory and the Equipment are and shall be used in our business and not for personal, family, household or farming use.

         2.11. The Equipment is now and shall remain personal property and we shall not permit any of the Equipment to be or becomes a part of or affixed to real property without (a) prior written notice to you and your written consent and (b) first making all arrangements, and delivering or causing to be delivered to you, such agreements and other documentation requested by you for the protection and preservation of your security interests and liens, in form and satisfactory to you, including, without limitation, waivers and subordination agreements by any landlords or mortgages of statutory and non-statutory liens and rights of distraint.

         2.12. We assume all responsibility and liability arising from or relating to the use, sale or other disposition of the Inventory and the Equipment as between you and us.

Section 3.  ADDITIONAL REMEDIES.

         Upon the occurrence of an Event of Default and at any time thereafter, you shall have the right (in addition to any other rights you may have under the Agreement, this Supplement or otherwise) without notice to us, at any time and from time to time, in your discretion, with or without judicial process or the aid or assistance of others and without cost to you:

         3.1. To enter upon any premises on or in which any of the Inventory or Equipment may be located and, without resistance or interference by us, take possession of the Inventory and the Equipment;

         3.2. To complete processing, manufacturing and repair of all or any portion of the Inventory;

         3.3. To sell, foreclose or otherwise dispose of any part to all of the Inventory and the Equipment on or in any of our premises or premises of any other party;

         3.4. To require us, at our expense, to assemble and make available to you any part or all of the Inventory and the Equipment at any place and time designated by you; and

         3.5. To remove any or all of the Inventory and the Equipment from any premises on or in which the same may be located, for the purpose of effecting the sale, foreclosure or other lawful purpose (and if any of the Inventory or the Equipment consists of motor vehicles, you may use our registrations and license plates).


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         IN WITNESS  WHEREOF,  we have caused these presents to be duly executed as of the 1st day of June, 1997.

                               FARAH U.S.A., INC.


                               By:   /s/ Russell G. Gibson
                               Title:  Chief Financial Officer

ACKNOWLEDGED AND AGREED:

CONGRESS FINANCIAL CORPORATION (SOUTHWEST)



By:     /s/ Mark Galovic, Jr.
Title:  Vice President


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